SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                    Date of Report: March 13, 1998
                   (Date of earliest event reported)


                   Asset Securitization Corporation
              Commercial Mortgage Pass-Through Certificates
                         Series 1996-MD VI
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(Exact Name of registrant as specified in its charter)

Delaware                   33-49370-02                 13-3672337
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(State or Other Juris-    (Commission              (I.R.S. Employer
diction of Incorporation)  File Number)             Identification Number)


Two World Financial Center, Building B, New York, New York    10281
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(Address of Principal Executive Office)                    (Zip Code)


Registrant's telephone number, including area code:       212-667-9300
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                    This Document contains exactly 19 Pages.
                        The Exhibit Index is on Page 5.


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ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1996-MD VI issued pursuant to a Pooling and Servicing Agreement, dated as of December
1, 1996 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Services L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the March 13, 1998 monthly distribution report prepared by the Trustee, pursuant to Section 4.02(a) thereof.

                Servicer has received and presented copies of the monthly financial information required pursuant to the documents for the Columbia Sussex II loan; the HGI II loan; the MHP II loan; the Palmer Square loan; and the Prime Retail II loan to the Trustee. Servicer has received and will file separately, based on an EDGAR hardship exemption, the monthly financial information required pursuant to the documents for the MHP II loan and the Prime Retail II loan.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

 (c)     Exhibits


                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.     Description

 13.1            99              Monthly distribution report pursuant to
                                 Section 4.2 of the Pooling and Servicing
                                 Ageement for the distribution on March 13,1998

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                  AMRESCO MORTGAGE
                                                  CAPITAL, INC.
                                                  AS GENERAL PARTNER OF
                                                  AMRESCO SERVICES L.P., IN ITS
                                                  CAPACITY AS SERVICER
                                                  UNDER THE POOLING AND
                                                  SERVICING AGREEMENT ON
                                                  BEHALF OF ASSET
                                                  SECURITIZATION
                                                  CORPORATION, REGISTRANT







                                                  By:/s/Daniel B. Kirby
                                                   Daniel B. Kirby,
                                                   Senior Vice President


                                                  By:/s/Sean D. Reilly
                                                   Sean D. Reilly
                                                   Vice President


Date: March 18, 1998

EXHIBIT INDEX



                 Item 601(a) of
                 Regulation S-K
 Exhibit No.     Exhibit No.     Description

 13.1            99              Monthly distribution report pursuant to
                                 Section 4.2 of the Pooling and Servicing
                                 Agreement for the distribution on
                                 March 13, 1998